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                                                                   EXHIBIT 10.23

                       PHARMACY MANAGEMENT SERVICES, INC.

                               FIRST AMENDMENT TO
                  DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEES


        This First Amendment to Deferred Compensation Plan for Non-Employees (this "Amendment") amends the Deferred Compensation Plan for Non-Employees of Pharmacy Management Services, Inc. dated December 2, 1993 (the "Plan").
Unless otherwise defined in this Amendment, all capitalized terms used in this Amendment have the meanings ascribed to them in the Plan, and the definitions of those terms contained in the Plan are incorporated by reference in this Amendment.

                             AMENDMENTS TO THE PLAN

        1. The definition of "Deferral Date" in section 1.2 of the Plan is amended entirely to read as follows:

                 "Deferral Date" means, with respect to each Par-
            ticipant, the earliest of the following dates: (a) the date when the Participant attains age 70; (b) the date when the Participant dies; (c) the date when the Participant ceases to be an Eligible Director of the Company; or (d) the date when the Company receives a written certification from a medical doctor that the Participant has a disability.

        2. The definition of "Change of Control" in section 1.2 of the Plan is deleted.

        3. The first sentence of section 4.5 of the Plan is amended in its entirety to read as follows:

            This Plan will become effective as of the date when it is adopted by the Board, and will continue until terminated by resolution of the Board.


                             ______________________


        This Amendment may be executed in counterparts. Each executed counterpart of this Amendment will constitute an original document, and all executed counterparts, together, will constitute the same Amendment.


APPROVED BY BOARD:  March 7, 1995


EXECUTED:  June 6, 1995               PHARMACY MANAGEMENT SERVICES, INC.



                                      By: /s/ Cecil S. Harrell        (SEAL)
                                         -----------------------------
                                         Cecil S. Harrell
                                         Chairman of the Board and
                                           Chief Executive Officer


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                               PLAN PARTICIPANTS:



EXECUTED:  June 6, 1995  /s/ David N. Campbell
                       ----------------------------------
                        David N. Campbell



EXECUTED:  June 6, 1995 /s/ W. Seymour Holt
                       ----------------------------------
                          W. Seymour Holt



EXECUTED:  June 6, 1995 /s/ Peter T. Pruitt
                       ----------------------------------
                          Peter T. Pruitt